Exhibit 10.8(e)

                     FOURTH AMENDMENT TO LOAN AGREEMENT



THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Fourth Amendment") is entered into as of the 14th day of November, 1994, by and between NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Norwest"), successor in interest to Citibank (Arizona), an Arizona banking corporation ("Citibank"), and CONTINENTAL HOMES HOLDING CORP., a Delaware corporation (the "Borrower"), and is consented by CHI CONSTRUCTION COMPANY, an Arizona corporation, and CONTINENTAL HOMES, INC., a Delaware corporation (collectively, "Guarantors").

                                  Recitals:


        A. Citibank and Borrower entered into a Loan Agreement (the "Agreement"), dated as of April 5, 1993, pursuant to which Citibank agreed to advance funds to Borrower on a revolving credit basis in an aggregate amount not to exceed FIVE MILLION AND NO/100THS DOLLARS ($5,000,000.00) (the "Loan").

        B. Repayment of amounts borrowed under the revolving credit was guaranteed by the Guarantors, as defined in the Agreement.

        C. Norwest is, by purchase of assets, successor in interest to Citibank.

        D. Borrower and Norwest amended the Loan Agreement by a First Amendment to Loan Agreement, dated November 15, 1993 (the "First Amendment"). Borrower and Norwest amended the Loan Agreement by a Second Amendment to Loan Agreement dated April 1, 1994 (the "Second Amendment"). Borrower and Norwest amended the Loan Agreement by a Third Amendment to Loan Amendment dated July 7, 1994 (the "Third Amendment") (collectively, the Agreement, the First Amendment, the Second Amendment and the Third Amendment shall be referred to as the "Agreement").

        E. Borrower and Norwest now desire to further amend the Loan Agreement, and Guarantors are agreeable to such amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual benefit to each, the parties hereto agree as follows:

        1.   Borrower acknowledges the accuracy of the Recitals.

        2. Norwest and Borrower have agreed to increase the loan amount to Ten Million and NO/100 Dollars ($10,000,000.00).

        3. The revolving credit line shall have a maturity date of November 1, 1995.

        4. Borrower shall pay to Norwest upon execution of this Amendment a loan fee in the amount of $25,000.00.

        5. Section 6.23, as added by the First Amendment, is deleted in its entirety and replaced with the following:

             6.23 Limitations on Liens and Encumbrances. Borrower and Guarantors at all times will, and will cause their respective subsidiaries to, maintain free of liens and encumbrances assets owned by any or all of them in the Phoenix area valued at all times at not less than FORTY MILLION AND NO/100THS DOLLARS ($40,000,000.00) at book value.

        6. Section 6.17 is deleted in its entirety and replaced with the following:

             6.17 Adjusted Debt to Net Worth. BORROWER shall not permit the ratio of its adjusted debt to net worth to exceed 2.70:1.0 as of November 30, 1994; 2.65:1.0 as of February 28, 1995; 2.60:1.0 as of May 31, 1995; 2.55:1.0 as of August 31, 1995 and
             for any fiscal quarter thereafter, until maturity, as measured on the last day of the fiscal quarter. Exhibit A of this Agreement states the components of the calculation of this ratio.

        7. In paragraph 6.16 of the Agreement, Tangible Net Worth is changed from "Seventy Million and NO/100ths Dollars ($70,000,000.00)" to "Ninety Million and NO/100ths Dollars ($90,000,000.00)".

        8. Except as amended hereby, the Agreement will continue in full force and effect.

        9. This Fourth Amendment shall be governed by and interpreted in accordance with the laws of the State of Arizona.


Executed the date and year first above written.


NORWEST BANK ARIZONA,
NATIONAL ASSOCIATION

By:     /s/Kevin Kosan
        --------------
        Kevin Kosan
Its:    Vice President
        --------------


CONTINENTAL HOMES HOLDING CORP.


By:     /s/Kenda B. Gonzales
        --------------------
Its:    Secretary and Treasurer
        -----------------------



CHI CONSTRUCTION COMPANY, Guarantor


By:     /s/Kenda B. Gonzales
        --------------------
Its:    Vice President
        --------------


CONTINENTAL HOMES, INC., Guarantor


By:     /s/Kenda B. Gonzales
        --------------------
Its:    Financial Vice President
        ------------------------